| We shop. You save. 4th Quarter Fiscal 2023 Earnings Conference Call Presentation September 13, 2023 Exhibit 99.2

| We shop. You save. Forward-Looking Statements This presentation contains forward-looking statements. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: the ultimate duration and impact of the ongoing COVID-19 pandemic and any other significant public health events; our reliance on a limited number of insurance carrier partners and any potential termination of those relationships or failure to develop new relationships; existing and future laws and regulations affecting the health insurance market; changes in health insurance products offered by our insurance carrier partners and the health insurance market generally; insurance carriers offering products and services directly to consumers; changes to commissions paid by insurance carriers and underwriting practices; competition with brokers, exclusively online brokers and carriers who opt to sell policies directly to consumers; competition from government-run health insurance exchanges; developments in the U.S. health insurance system; our dependence on revenue from carriers in our senior segment and downturns in the senior health as well as life, automotive and home insurance industries; our ability to develop new offerings and penetrate new vertical markets; risks from third-party products; failure to enroll individuals during the Medicare annual enrollment period; our ability to attract, integrate and retain qualified personnel; our dependence on lead providers and ability to compete for leads; failure to obtain and/or convert sales leads to actual sales of insurance policies; access to data from consumers and insurance carriers; accuracy of information provided from and to consumers during the insurance shopping process; cost-effective advertisement through internet search engines; ability to contact consumers and market products by telephone; global economic conditions, including inflation; disruption to operations as a result of future acquisitions; significant estimates and assumptions in the preparation of our financial statements; impairment of goodwill; our ability to regain and maintain compliance with NYSE listing standards; potential litigation and other legal proceedings or inquiries; our existing and future indebtedness; our ability to maintain compliance with our debt covenants; access to additional capital; failure to protect our intellectual property and our brand; fluctuations in our financial results caused by seasonality; accuracy and timeliness of commissions reports from insurance carriers; timing of insurance carriers’ approval and payment practices; factors that impact our estimate of the constrained lifetime value of commissions per policyholder; changes in accounting rules, tax legislation and other legislation; disruptions or failures of our technological infrastructure and platform; failure to maintain relationships with third-party service providers; cybersecurity breaches or other attacks involving our systems or those of our insurance carrier partners or third-party service providers; our ability to protect consumer information and other data; and failure to market and sell Medicare plans effectively or in compliance with laws. For a further discussion of these and other risk factors that could impact our future results and performance, see the section entitled “Risk Factors” in the most recent Annual Report on Form 10-K (the “Annual Report”) and subsequent periodic reports filed by us with the Securities and Exchange Commission. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on publications and other data obtained from third-party sources. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from such third-party sources. No Offer or Solicitation; Further Information This presentation is for informational purposes only and is not an offer to sell with respect to any securities. This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in the Annual Report and subsequent quarterly reports. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. To supplement our financial statements presented in accordance with GAAP and to provide investors with additional information regarding our GAAP financial results, we have presented in this presentation Adjusted EBITDA, cash EBITDA, and Adjusted EBITDA Margin, which are non-GAAP financial measures. These non- GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similarly titled measures presented by other companies. We define Adjusted EBITDA as net income (loss) before interest expense, income tax expense (benefit), depreciation and amortization, and certain add-backs for transaction costs and non-cash or non-recurring expenses, including restructuring and share-based compensation expenses. We define cash EBITDA as Adjusted EBITDA excluding the impacts from the estimates of future renewal commission revenue. The most directly comparable GAAP measure for both Adjusted EBITDA and cash EBITDA is net income (loss). We define Adjusted EBITDA Margin as Adjusted EBITDA divided by revenue. The most directly comparable GAAP measure is net income margin. We monitor and have presented in this release Adjusted EBITDA, cash EBITDA, and Adjusted EBITDA Margin because they are key measures used by our management and Board of Directors to understand and evaluate our operating performance, to establish budgets and to develop operational goals for managing our business. In particular, we believe that excluding the impacts of certain transactions in calculating Adjusted EBITDA and cash EBITDA can provide a useful measure for period-to-period comparisons of our core operating performance. For further discussion regarding Adjusted EBITDA and Adjusted EBITDA Margin, please see today’s press release. See below beginning on slide 17 for reconciliations of these non-GAAP financial measures to their most directly comparable GAAP measures. Disclaimer 2

4Q and FY2023 Earnings Highlights

SelectQuote delivered consolidated 4Q and FY23 results ahead of consensus estimates and internal expectations

Sixth consecutive quarter of strong operational and retention metrics

- **Close rates**
- **Marketing cost per approved policy**
- **Approval rates**
- **Early life retention**

Financial Results

$ in millions	4Q23	4Q22	FY2023	FY2022
Revenue	**$221.8**	**$139.4**	**$1,002.8**	**$764.0**
Adjusted EBITDA*	**$(5.8)**	**$(60.8)**	**$74.3**	**$(260.5)**

SelectRx eclipsed 49,000 members and Healthcare Services achieved positive Adjusted EBITDA* for the first time since inception

Strong FY23 cash flow well ahead of original expectations, including FY23 Cash EBITDA* of $72 million

Hiring completed for AEP and preparation for the upcoming season well underway

*See "Non-GAAP Financial Measures" section on slide 2

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| We shop. You save. Key Actions & Highlights $MM 4 SelectQuote Year-in-Review Revenue $900 $1,003 FY23 Actual Results vs. Original Guidance 13% Reduction in year-over-year Approved MA policies 26% Senior division full year Adjusted EBITDA* margin 6 Consecutive quarters beating internal and external expectations 49k SelectRx members as of fiscal year end Adjusted EBITDA* $(5) $74 Original Guidance** FY 2023 Actual Results **Midpoint of guidance provided August 29, 2022 *See "Non-GAAP Financial Measures" section on slide 2

Evolution of SelectRx

May 2021	May 2021 - Aug. 2023	Fiscal 2024+
Launch	**Growth**	**Profitability**
Acquired and integrated two small pharmacies with ~4,500 customers Invested to align systems and processes Invested in capacity expansion	Proved customer demand Continued investment to achieve scale Ended FY23 with over 49,000 members Contributed to increased Rev-to-CAC* of 4.1x in FY23	Guidance implies positive EBITDA margins in 2024 Continued progress on customer segmentation Continued operational improvements

*Revenue to customer acquisition cost ("Rev-to-CAC") represents total revenue as a multiple of total marketing acquisition cost. Rev-to-CAC is calculated by dividing total revenue for the Senior and Healthcare Services segments by total marketing acquisition cost, which represents the direct costs of acquiring leads utilized by the Senior and Healthcare Services segments.

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Power of the SelectQuote Platform

Information Hub within Healthcare Ecosystem



Insurance Carriers
Healthcare Providers
SELECTQUOTE
Patients

Platform Built to Capitalize



Medicare Distribution Platform
SelectRx
HCS Opportunity N*
HCS Opportunity N+1*

*For illustrative purposes only. Not intended to be representative of specific opportunities.

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| We shop. You save. Cash Efficiency & Long-Term Value Creation 7 ADJUSTED EBITDA* $MM CASH EBITDA* $MM COMMISSIONS RECEIVABLE $MM % OF SENIOR REVENUE RECEIVED IN FIRST YEAR $MM $(261) $74 FY22 FY23 $(252) $72 FY22 FY23 53% 63% FY22 FY23 $839 $840 FY22 FY23 *See "Non-GAAP Financial Measures" section on slide 2

| We shop. You save. REVENUE $MM ADJUSTED EBITDA* $MM $764 $1,003 FY22 FY23 $(61) $(6) 4Q22 4Q23 8 Consolidated Financial Summary Margin % 7% $139 $222 4Q22 4Q23 $(261) $74 FY22 FY23 YOY Growth 31%59% *See "Non-GAAP Financial Measures" section on slide 2

SelectQuote Senior KPIs

TOTAL POLICIES APPROVED

000s



MA
Other
144
29
116
125
15
110
4Q22
4Q23
MA
Other
811
149
662
648
71
578
FY22
FY23

MA LTV



$877
$830
$925
$877
4Q22
4Q23
FY22
FY23

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| We shop. You save. Marketing Expense Per Policy** $578 $382 FY22 FY23 Operating Expense Per Policy* $1,034 $750 FY22 FY23 Agent Close Rates FY22 FY23 *Represents Senior operating costs divided by approved MA/MS policies. **Represents Senior marketing costs divided by approved MA/MS policies. 10 Senior Efficiency Metrics +24% -34% -27%

| We shop. You save. REVENUE $MM ADJUSTED EBITDA* $MM $528 $590 FY22 FY23 $(162) $155 FY22 FY23 11 Senior Financial Summary Margin % 26%16% $68 $104 4Q22 4Q23 $(33) $16 4Q22 4Q23 *See "Non-GAAP Financial Measures" section on slide 2

| We shop. You save. SELECTRX MEMBERS 4Q22 1Q23 2Q23 3Q23 4Q23 — 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 50,000 55,000 REVENUE & ADJUSTED EBITDA* $MM 12 $(12) $(12) $(9) $(3) $2 $30 $43 $55 $71 $83 4Q22 1Q23 2Q23 3Q23 4Q23 Healthcare Services KPIs REVENUE ADJUSTED EBITDA* *See "Non-GAAP Financial Measures" section on slide 2 92% 176%

| We shop. You save. REVENUE $MM ADJUSTED EBITDA* 13 $37 $38 4Q22 4Q23 $1 $7 4Q22 4Q23 $MM Life $154 $146 FY22 FY23 $— $23 FY22 FY23 *See "Non-GAAP Financial Measures" section on slide 2 Margin % 16%18%

| We shop. You save. REVENUE $MM ADJUSTED EBITDA* 14 $7 $9 4Q22 4Q23 Pro Forma $1 $3 4Q22 4Q23 Pro Forma $MM Auto & Home $28 $32 FY22 FY23 Pro Forma $5 $11 FY22 FY23 Pro Forma * See "Non-GAAP Financial Measures" section on slide 2 Margin % 34%33% (1) (2) (2) (1) Excludes the impact of a one-time $10.4 million change in estimated revenue related to the mutual termination of a contract with one of our Auto & Home carriers. Reported revenue for 4Q23 and FY23 was $(1.3) million and $21.9 million, respectively. (2) Excludes the impact of a one-time $10.4 million change in estimated revenue related to the mutual termination of a contract with one of our Auto & Home carriers. Reported Adjusted EBITDA* for 4Q23 and FY23 was $(7.2) million and $0.1 million, respectively. (1)

| We shop. You save. ($'s in millions) Range Implied YoY Growth Revenue $1,050 - $1,200 5% - 20% Net Loss $(50) - $(22) NM - NM Adjusted EBITDA* $80 - $105 8% - 41% 15 Fiscal 2024 Full Year Guidance *See "Non-GAAP Financial Measures" section on slide 2

| We shop. You save. Supplemental Information 16

Net Loss to Adjusted EBITDA Reconciliation

	4Q FY 2023					
(in thousands)	Senior	Healthcare Services	Life	Auto & Home	Corp & Elims	Consolidated
Revenue	$ 103,592	$ 82,803	$ 38,052	$ (1,266)	$ (1,403)	$ 221,778
Operating expenses	(87,445)	(81,118)	(31,350)	(5,970)	(21,715)	(227,598)
Other income (expense), net	—	—	—	1	(4)	(3)
Adjusted EBITDA	$ 16,147	$ 1,685	$ 6,702	$ (7,235)	$ (23,122)	(5,823)
Share-based compensation expense						(2,785)
Transaction costs						(2,568)
Depreciation and amortization						(6,793)
Loss on disposal of property, equipment, and software						(363)
Impairment of long-lived assets						(17,332)
Interest expense, net						(21,721)
Income tax benefit						9,547
Net loss						$ (47,838)

	4Q FY 2022					
(in thousands)	Senior	Healthcare Services	Life	Auto & Home	Corp & Elims	Consolidated
Revenue	$ 68,452	$ 30,036	$ 37,331	$ 7,126	$ (3,551)	$ 139,394
Operating expenses	(101,026)	(41,836)	(36,755)	(5,650)	(14,905)	(200,172)
Other expenses, net	—	—	—	—	(26)	(26)
Adjusted EBITDA	$ (32,574)	$ (11,800)	$ 576	$ 1,476	$ (18,482)	(60,804)
Share-based compensation expense						(800)
Non-recurring expenses						(1,873)
Depreciation and amortization						(6,768)
Loss on disposal of property, equipment, and software						(717)
Goodwill impairment						(44,596)
Impairment of long-lived assets						(3,147)
Interest expense, net						(12,295)
Income tax benefit						26,318
Net loss						$ (104,682)

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Net Loss to Adjusted EBITDA Reconciliation

(in thousands)	FY 2023 Senior	FY 2023 Healthcare Services	FY 2023 Life	FY 2023 Auto & Home	FY 2023 Corp & Elims	FY 2023 Consolidated
Revenue	$ 590,131	$ 252,075	$ 145,832	$ 21,862	$ (7,052)	$ 1,002,848
Operating expenses	(435,054)	(274,844)	(122,759)	(21,782)	(73,985)	(928,424)
Other income (expense), net	—	—	—	1	(122)	(121)
Adjusted EBITDA	155,077	(22,769)	23,073	81	(81,159)	74,303
Share-based compensation expense						(11,310)
Transaction costs						(5,569)
Depreciation and amortization						(27,881)
Loss on disposal of property, equipment, and software						(749)
Impairment of long-lived assets						(17,332)
Interest expense, net						(80,606)
Income tax benefit						10,600
Net loss						(58,544)

(in thousands)	FY 2022 Senior	FY 2022 Healthcare Services	FY 2022 Life	FY 2022 Auto & Home	FY 2022 Corp & Elims	FY 2022 Consolidated
Revenue	$ 527,907	$ 70,035	$ 153,973	$ 27,881	$ (15,751)	$ 764,045
Operating expenses	(689,609)	(102,132)	(154,102)	(22,448)	(56,058)	(1,024,349)
Other expenses, net	—	—	—	—	(202)	(202)
Adjusted EBITDA	(161,702)	(32,097)	(129)	5,433	(72,011)	(260,506)
Share-based compensation expense						(7,052)
Non-recurring expenses						(4,730)
Depreciation and amortization						(24,724)
Loss on disposal of property, equipment, and software						(1,456)
Goodwill impairment						(44,596)
Impairment of long-lived assets						(3,147)
Interest expense, net						(43,595)
Income tax benefit						92,302
Net loss						(297,504)

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| We shop. You save. Revenue to Adjusted EBITDA - Auto & Home Change in Estimate 4Q FY2023 (in thousands) Senior Healthcare Services Life Auto & Home Corp & Elims Consolidated Revenue $ 103,592 $ 82,803 $ 38,052 $ (1,266) $ (1,403) $ 221,778 Change in estimate from structured book of business migration for Auto & Home — — — 10,427 — 10,427 Revenue, excluding change in estimate from structured book of business migration for Auto & Home 103,592 82,803 38,052 9,161 (1,403) 232,205 Operating expenses (87,445) (81,118) (31,350) (5,970) (21,715) (227,598) Other expenses, net — — — 1 (4) (3) Adjusted EBITDA $ 16,147 $ 1,685 $ 6,702 $ 3,192 $ (23,122) $ 4,604 19 FY2023 (in thousands) Senior Healthcare Services Life Auto & Home Corp & Elims Consolidated Revenue $ 590,131 $ 252,075 $ 145,832 $ 21,862 $ (7,052) $ 1,002,848 Change in estimate from structured book of business migration for Auto & Home — — — 10,427 — 10,427 Revenue, excluding change in estimate from structured book of business migration for Auto & Home 590,131 252,075 145,832 32,289 (7,052) 1,013,275 Operating expenses (435,054) (274,844) (122,759) (21,782) (73,985) (928,424) Other expenses, net — — — 1 (122) (121) Adjusted EBITDA $ 155,077 $ (22,769) $ 23,073 $ 10,508 $ (81,159) $ 84,730

| We shop. You save. Net Loss to Cash EBITDA Reconciliation FY 2023 (in thousands) Consolidated Cash EBITDA $ 72,444 Future Renewal Commission Revenue $ 1,859 Adjusted EBITDA $ 74,303 Share-based compensation expense (11,310) Non-recurring expenses (5,569) Depreciation and amortization (27,881) Loss on disposal of property, equipment, and software (749) Impairment of long-lived assets (17,332) Interest expense, net (80,606) Income tax benefit 10,600 Net loss (58,544) 20 FY 2022 (in thousands) Consolidated Cash EBITDA $ (251,646) Future Renewal Commission Revenue $ (8,860) Adjusted EBITDA $ (260,506) Share-based compensation expense $ (7,052) Non-recurring expenses $ (4,730) Depreciation and amortization $ (24,724) Loss on disposal of property, equipment, and software $ (1,456) Goodwill impairment $ (44,596) Impairment of long-lived assets $ (3,147) Interest expense, net $ (43,595) Income tax benefit $ 92,302 Net loss $ (297,504)

| We shop. You save. (in thousands) Range Net loss $ (50,000) $ (22,000) Income tax benefit $ (18,000) $ (8,000) Interest expense, net $ 102,000 $ 97,000 Depreciation and amortization $ 24,000 $ 22,000 Share-based compensation expense $ 14,000 $ 12,000 Transaction costs $ 8,000 $ 4,000 Adjusted EBITDA $ 80,000 $ 105,000 21 21 Net Loss to Adjusted EBITDA Reconciliation (FY24 Guidance)

| We shop. You save. 22 SelectQuote Inc. 6800 West 115th Street Suite 2511 Overland Park, Kansas 66211 Phone: (913) 599-9225 Investor Relations investorrelations@selectquote.com